UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 11, 2008 (December 11, 2008)
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SILVER STAR CAPITAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
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Florida	6719	04-3690402
(State or other jurisdiction	(Primary Standard	(I.R.S. Employer
of incorporation)	Classification Code)	Identification No.)

2731 Silver Star Road, Suite 200, Orlando, Florida 32808-3935
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (407) 522-7201

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Cliffe R. Bodden
Silver Star Capital Holdings, Inc.
2731 Silver Star Road
Suite 200
Orlando, Florida 32808-3935
Telephone: (407) 522-7201
Facsimile: (407) 295-0421
crb@ssta1.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On December 10, 2008, Silver Star Capital Holdings, Inc, a Florida corporation (the “Company”) completed the acquisition of Green Street Capital Partners, LLC, a Florida limited liability company (“GSCP”) by means of an Agreement For Sale And Purchase Of Membership Interests, dated November 26, 2008 (the “Acquisition Agreement”).

Pursuant to the Acquisition Agreement, the Company paid an aggregate amount of 2,000,000 shares of its restricted Common Stock (the “Consideration”).  In exchange for the Consideration, the Company received all of the outstanding membership interests of GSCP.

GSCP is the publisher of Green Street Report, a quarterly print and online publication. The mission of Green Street Report is to become the leading source of information for investors seeking to invest in companies with innovative green, eco-friendly, environmentally responsible polices, products and services. Each quarter Green Street Report will be mailed – via controlled circulation – to 25,000 – 50,000 active investors and investment counselors.

The foregoing descriptions of the Agreement for Sale and Purchase of Membership Interests do not purport to be complete and are qualified in their entirety by reference to the complete text of the Agreement for Sale and Purchase of Membership Interests, which is incorporated by reference as Exhibit 2.1 to this report.

Item 7.01. Regulation FD Disclosure

A copy of the press release issued on December 11, 2008 announcing the acquisition of GSCP is attached hereto as Exhibit 99.1. The information set forth under this Item 7.01, "Regulation FD Disclosure" attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired:
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.
(b)	Pro Forma Financial Information:
The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.
(c)	Exhibits:

Exhibit Number	Description

2.1	Agreement For Sale And Purchase Of Membership Interests, dated November 26, 2008 by and between Silver Star Capital Holdings, Inc. and MicroCap Management.

99.1	Press Release, dated December 11, 2008, regarding the Agreement For Sale And Purchase Of Membership Interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SILVER STAR CAPITAL HOLDINGS, INC.

By:	/s/ Cliffe R. Bodden
Cliffe R. Bodden
President

Date: December 11, 2008

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated October 16, 2008, by and between Silver Star Capital Holdings, Inc. and MOP Environmental Solutions, Inc.

99.1	Press Release, dated November 26, 2008, regarding the Asset Purchase Agreement.